Fees Summary	Sep. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,785,656.96
Previously Paid Amount	0.00
Total Fee Amount	384.70
Total Offset Amount	0.00
Net Fee	$ 384.70